Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent EventsOn February 25, 2022, the Parent’s wholly-owned subsidiary, IGT Lottery S.p.A. entered into a share sale and purchase agreement to sell 100% of the share capital of Lis Holding S.p.A., a wholly owned subsidiary of IGT Lottery S.p.A. that conducts the Company’s Italian commercial services business, to PostePay S.p.A. – Patrimonio Destinato IMEL, an entity of the Italian postal service provider group, for a purchase price of €700 million. Lis Holding S.p.A did not meet the criteria for assets held for sale as of December 31, 2021 and therefore remains presented as a component of continuing operations within our Global Lottery segment. Upon classification as held for sale in the first quarter of 2022, the Company does not expect to recognize a loss. The transaction is subject to customary closing conditions and regulatory approvals and is expected to close during the third quarter of 2022.